       LEGG MASON
       -------------------------------------------------------------------------
       FOCUS TRUST, INC.

                       ---------------------------------------------------------

                                  ANNUAL REPORT TO SHAREHOLDERS
                                  December 31, 2002
                                  Primary Class

                       ---------------------------------------------------------

                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Focus Trust's annual report for the year ended December 31, 2002.

  The following table summarizes key statistics for the Primary Class of shares of the Fund, along with some comparative indices, as of December 31, 2002:

                                                  Total Returns(A)
                                              ------------------------
                                              3 Months       12 Months
                                              --------       ---------
Focus Trust Primary Class                     +21.43%          -9.06%
S&P 500 Stock Composite Index(B)               +8.44%         -22.10%
Lipper Large-Cap Core Funds Index(C)           +6.65%         -21.23%

  Robert Hagstrom, the Fund's portfolio manager, discusses the investment outlook and the Fund's performance on the following pages. Long-term investment results for the Fund are shown in the Performance Information section of this report.

  PricewaterhouseCoopers LLP, Focus Trust's independent accountants, has completed its annual examination, and audited financial statements for the fiscal year ended December 31, 2002, are included in this report.

  Many shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings, when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

                                                  Sincerely,

                                                  /S/ MARK R. FETTING

                                                  Mark R. Fetting
January 31, 2003                                  President

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(C) An index comprised of the 30 largest funds in the Lipper universe of 1,000 large-cap core funds.

Portfolio Manager's Comments

Legg Mason Focus Trust, Inc.

Performance Analysis

  Focus Trust's total returns for the fourth quarter and year end 2002 are shown below along with the total returns of two comparative indices: the S&P 500 Stock Composite Index(A) and the Lipper Large-Cap Core Funds Index.(B) In addition, we have provided two- , three- , four-, and five-year average annual returns:

                                    FOURTH         ONE          TWO         THREE        FOUR        FIVE
                                    QUARTER       YEAR         YEARS        YEARS       YEARS       YEARS
----------------------------------------------------------------------------------------------------------
Focus Trust Primary Class(C)        +21.43%       -9.06%       -7.83%      -13.02%      -6.01%      +2.00%

S&P 500 Stock Composite Index        +8.44%      -22.10%      -17.15%      -14.55%      -6.78%      -0.59%
Lipper Large-Cap Core Funds Index    +6.65%      -21.23%      -17.14%      -14.00%      -6.66%      -0.74%

  The Fund's investment performance in the fourth quarter was outstanding, significantly outperforming the return of the S&P 500 Index.

  Unfortunately, even with our strong fourth quarter performance we were unable to post a positive return for the year. However, we did beat our benchmark (S&P
500) in 2002 and by comparison, Focus Trust finished the year ranked as the second best performing Lipper large-cap core fund for the trailing one-year and two-year periods. (As calculated by Lipper Inc., Focus Trust ranked #2 out of 964 large-cap core funds for the one-year period ended December 31, 2002; #2 out of 860 large-cap core funds for the two-year period ended December 31, 2002; and #35 out of 493 large-cap core funds for the five-year period ended December 31, 2002. Performance would have been lower if fees had not been waived in various periods.) For the year 2002, our net asset value per share declined to $17.17 from $18.88 on December 31, 2001.

  In past reports to shareholders, we have discussed at length the behavior of a focused portfolio. As you know, we own no more than twenty stocks in the Fund. By comparison, most mutual funds own on average one hundred stocks. Because Focus Trust is a concentrated portfolio, shareholders are aware that our short-term results are very volatile. In any one quarter, our investment return can be substantially higher or lower than our benchmark.

  We have made it a practice not to trumpet our short-term performance (quarterly results), asking instead that our shareholders fix their attention on the Fund's longer-term results. Our primary goal is to add value by achieving an investment

---------------

(A) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(B) An index comprised of the 30 largest funds in the Lipper universe of 1,000 large-cap core funds.

(C) Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance does not indicate future performance.

return above our benchmark - the S&P 500 Index - over a three- to five-year time frame. The Fund's performance has bested the S&P 500 Index over the past three years, and for the five-year time period ended December 31, 2002, Focus Trust has generated a 2.00% average annual return compared to the Index's -0.59% average annual return.

Market Commentary

  If I had told you at the beginning of 2002 that corporate profits would be up for the year, inflation would be down, and interest rates would be lower, backed by a Federal Reserve that was injecting massive liquidity into the monetary system, and then asked you to predict whether the stock market would be higher or lower by year end, I believe most investors would have guessed stock prices would move higher. But in fact the market declined a substantial 22% for the year, begging the question: What went wrong?

  In 2000, the market sold off because stock prices were substantially higher than underlying valuations. In 2001, stock prices sold off because corporate profits declined. In 2002, stock prices sold off not because prices were far ahead of valuations, nor did stock prices decline because earnings failed to materialize. In my opinion, stock prices declined last year because investors lost confidence.

  Investor confidence has been shaken by three primary factors. First is the looming war with Iraq. As Alan Greenspan rightly pointed out, the uncertainty over this potential conflict has caused both corporate executives and investors to pause, unable to make further commitments. The second factor that has shaken investor confidence has been the rise of corporate malfeasance. Investors, having watched a few prominent corporate officials being led off in handcuffs, are rightly suspicious of the earnings posted by many companies. Lastly, investors are unsure of the economic recovery that is now unfolding. Because the growth in our economy has been uneven over the past few quarters, there are a number of skeptics who worry that the economy could fall back into a recession.

  Taken together, these three confidence factors (potential war, accounting integrity, and a possible double-dip recession) have worked against the stock market. But in my opinion, in the next twelve months only one of these factors will be of central importance to the stock market and that is the behavior of the economy. This in no way is meant to trivialize the dangers we face in Iraq, but if there is indeed going to be a conflict, I am of the opinion Saddam Hussein will be removed from power after a quick, low-casualty war. Yes, there may be some military presence left in Iraq for an extended period of time, but once the frightening scenarios are removed from investors' imaginations, attention will turn back to the economy. I also believe we have witnessed the worst of the corporate offenders who shamelessly manipulated their company's accounting for their own ill-gotten gains. Going forward, the quality and transparency of corporate accounting will only improve and this will ultimately have a positive effect on stock prices.

  If the threat of Saddam Hussein is removed and confidence in corporate accounting is restored, what can we say about the economy going forward? It is not our habit to make predictions about the economy. Instead, we make decisions about individual stocks based upon business fundamentals. Nonetheless, I believe it is important to have some understanding and appreciation of the pending economic landscape. In forming this opinion, our tendency is to listen to, not argue with or second-guess, the Federal Reserve and its Governors. A research paper written by Christina and David Romer, two economists at the University of California at Berkeley, points out that the Federal Reserve is far superior in forecasting inflation and output growth than the private sector. The paper, titled "Federal Reserve Information and the Behavior of Interest Rates" (American Economic Review, June 2000), not only demonstrates the Fed's superiority in forecasting but explains that their outperformance is largely a function of their access to and assimilation of more economic information than most any other private firm could possibly afford. There are some 250 economists who work for the Federal Reserve. It is not that the Fed has better information or secret forecasting methods; rather, it is because the Fed has a much larger, well-trained staff that can study and analyze more information that gives them a competitive edge.

  So what is the Federal Reserve telling us? If you study the past several speeches given by Alan Greenspan, he makes it very clear that he believes once the geopolitical risks are removed from the system (read: Iraq), there exists a high possibility that growth in the economy will move ahead as business inventories (which have declined to record lows over the past two years) are rebuilt and corporate executives reconsider their capital investment budgets. Or if you need added confidence, read Governor Ben Bernanke's entire speech to the National Economists Club of Washington, D.C. this past November 21. The title of the talk was "Deflation: Making Sure 'It' Doesn't Happen Here." So powerful was Bernanke's message that some investment professionals have compared the speech to Chairman Volcker's November 1979 speech on how the Federal Reserve was going to eliminate inflation. Those individuals who read Volcker's speech knew exactly what to do. In much the same way, Bernanke has outlined how the Federal Reserve intends to fight a potential double-dip recession and the possible deflationary side effects. Like Volcker's speech in 1979, we think investors should take note of Bernanke's 2002 speech and position themselves accordingly.

  Our bullishness on the economy and the stock market in no way implies that investors should expect smooth sailing from here. We have taken note of the historically high volatility in individual stock prices and we expect this volatility will continue. Going forward, there will be a number of good days in the market as well as bad days. But I am confident by year's end the dollars made on the good days will amount to more money for investors than the dollars lost on the bad days.

  You should take special note of our portfolio. We are definitely positioned for an economic recovery and for the possibility of a higher stock market. At present, we have made a significant investment in telecommunications (Nextel, Vodafone, Nokia) an industry that has been under enormous pressure these past few years. These three companies are best-in-class, and we expect their respective economic returns going forward will far outpace their competitors. In addition, we own software companies (Microsoft, Computer Associates) as well as advertising, media and entertainment companies (AOL Time Warner, Liberty Media, WPP Group). We continue to own Amazon.com, which has been a superior performer for our portfolio, and recently we added Yahoo!, eBay, and USA Interactive. We recognize the stock market has been littered with hundreds of Internet companies that died a quick death. Despite the demise of so many Internet companies, for those that survived and flourished, the economic returns for owners have been extraordinary. Our ownership of Amazon, Yahoo!, eBay, and USA Interactive represents worldwide market leadership in each of their respective business segments.

  Although we have substantial positions in financial services companies (American Express, American International Group, Citigroup) and industrial companies (General Electric, Tyco International), we have decidedly titled the portfolio in the direction of renewed growth for the U.S. economy. Once investor confidence is restored, we think the stock market will quickly reset itself for higher prices. Because the speed and magnitude of change in the market has substantially increased over the past few years, we believe it is important to be in position now rather than wait until the economic evidence is unquestionably clear. I can still hear Warren Buffett's advice ringing in my ear: "You pay a very high price for a cheery consensus."

  As always we appreciate your confidence and support. If you have any questions or concerns please do not hesitate to contact us.

                                                  Robert G. Hagstrom, CFA

January 22, 2003

DJIA 8318.73

Performance Information
Legg Mason Focus Trust, Inc.

Performance Comparison of a $10,000 Investment as of December 31, 2002

  The following graph compares the Fund's total returns against that of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

  Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

  Focus Trust has two classes of shares: Primary Class and Institutional Class. The Institutional Class has not yet commenced operations.

  ---------------------------------------------------
                      Cumulative      Average Annual
                     Total Return      Total Return
  ---------------------------------------------------
  One Year               -9.06%            -9.06%
  Five Years            +10.42             +2.00
  Since Inception*      +87.50%            +8.50
  ---------------------------------------------------
  * Inception date -- April 17, 1995
  ---------------------------------------------------

[FOCUS TRUST PERFORMANCE GRAPHIC]

                                                                                                   STANDARD & POOR'S 500 STOCK
                                                                FOCUS TRUST - PRIMARY CLASS             COMPOSITE INDEX(A)
                                                                ---------------------------        ---------------------------
4/17/95                                                                  $ 10000.00                         $ 10000.00
                                                                           10140.00                           10641.00
                                                                           10810.00                           11487.00
12/31/95                                                                   11229.00                           12178.00
                                                                           12385.00                           12832.00
                                                                           11983.00                           13408.00
                                                                           12485.00                           13823.00
12/31/96                                                                   13154.00                           14975.00
                                                                           13275.00                           15376.00
                                                                           14913.00                           18062.00
                                                                           15651.00                           19413.00
12/31/97                                                                   16982.00                           19971.00
                                                                           19833.00                           22757.00
                                                                           20863.00                           23508.00
                                                                           17544.00                           21170.00
12/31/98                                                                   24025.00                           25678.00
                                                                           26755.00                           26958.00
                                                                           26515.00                           28861.00
                                                                           23971.00                           27055.00
12/31/99                                                                   28492.00                           31081.00
                                                                           27214.00                           31794.00
                                                                           26155.00                           30949.00
                                                                           25598.00                           30650.00
12/31/00                                                                   22070.00                           28251.00
                                                                           20345.00                           24902.00
                                                                           21830.00                           26359.00
                                                                           16698.00                           22490.00
12/31/01                                                                   20618.00                           24893.00
                                                                           20061.00                           24962.00
                                                                           16665.00                           21618.00
                                                                           15442.00                           17883.00
12/31/02                                                                   18750.00                           19392.00

  THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
       WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.

SELECTED PORTFOLIO PERFORMANCE(B)

 Strongest performer for the year ended December 31, 2002(C)
-------------------------------------------------------------
    1.     Amazon.com, Inc                          +74.6%

 Weaker performers for the year ended December 31, 2002(C)
-------------------------------------------------------------
    1.     AOL Time Warner Inc.                     -59.2%
    2.     General Electric Company                 -37.7%
    3.     Nokia Oyj - ADR                          -36.1%
    4.     WPP Group plc - ADR                      -29.1%
    5.     Citigroup Inc.                           -23.8%

PORTFOLIO CHANGES

 Securities added during the 4th quarter 2002
----------------------------------------------
Accenture Ltd.
Computer Associates International, Inc.
eBay Inc.
Office Depot, Inc.
Yahoo! Inc.

 Securities sold during the 4th quarter 2002
----------------------------------------------
Bristol-Myers Squibb Company
International Business Machines
 Corporation
Merck & Co., Inc.

---------------

(A) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market. Index returns are for periods beginning April 30, 1995.

(B) Individual stock performance is measured by the change in the stock's price; dividends are assumed to be reinvested at the time they are paid.

(C) Securities held for the entire year.

Statement of Net Assets
December 31, 2002
(Amounts in Thousands)

Legg Mason Focus Trust, Inc.

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 96.2%

Consumer Discretionary -- 31.8%
 Internet and Catalog Retail -- 15.7%
 Amazon.com, Inc.                                                 600           $ 11,334(A)
 eBay Inc.                                                         50              3,391(A)
 USA Interactive                                                  300              6,876(A)
                                                                                --------
                                                                                  21,601
                                                                                --------
 Media -- 13.9%
 AOL Time Warner Inc.                                             500              6,550(A)
 Liberty Media Corporation                                        775              6,929(A)
 WPP Group plc - ADR                                              148              5,587
                                                                                --------
                                                                                  19,066
                                                                                --------
 Specialty Retail -- 2.2%
 Office Depot, Inc.                                               200              2,952(A)
                                                                                --------
Financials -- 13.9%
 Diversified Financials -- 9.0%
 American Express Company                                         150              5,303
 Citigroup Inc.                                                   200              7,038
                                                                                --------
                                                                                  12,341
                                                                                --------
 Insurance -- 4.9%
 American International Group, Inc.                               117              6,768
                                                                                --------
Industrials -- 12.0%
 Aerospace/Defense -- 1.7%
 Honeywell International Inc.                                     100              2,400
                                                                                --------
 Industrial Conglomerates -- 10.3%
 General Electric Company                                         273              6,636
 Tyco International Ltd.                                          440              7,515
                                                                                --------
                                                                                  14,151
                                                                                --------
Information Technology -- 21.5%
 Communications Equipment -- 4.8%
 Nokia Oyj - ADR                                                  425              6,588
                                                                                --------

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Information Technology -- Continued
 Computers (Software/Services) -- 4.9%
 Yahoo! Inc.                                                      415           $  6,785(A)
                                                                                --------
 IT Consulting and Services -- 2.9%
 Accenture Ltd.                                                   220              3,958(A)
                                                                                --------
 Software -- 8.9%
 Computer Associates International, Inc.                          500              6,750
 Microsoft Corporation                                            105              5,428(A)
                                                                                --------
                                                                                  12,178
                                                                                --------
Telecommunication Services -- 17.0%
 Wireless Telecommunication Services -- 17.0%
 Nextel Communications, Inc.                                    1,400             16,170(A)
 Vodafone Group plc - ADR                                         393              7,112
                                                                                --------
                                                                                  23,282
                                                                                --------
Total Common Stock and Equity Interests (Identified Cost -- $131,588)            132,070
----------------------------------------------------------------------------------------
Repurchase Agreements -- 3.6%

Goldman, Sachs & Company
 1.2%, dated 12/31/02, to be purchased at $2,454 on 1/2/03
 (Collateral: $2,401 Freddie Mac mortgage-backed
 securities, 6.5%, due 8/1/32, value $2,517)                   $2,454              2,454
J.P. Morgan Chase & Co.
 1.2%, dated 12/31/02, to be purchased at $2,454 on 1/2/03
 (Collateral: $1,961 Fannie Mae notes, 7.25%,
 due 5/15/30, value $2,506)                                     2,454              2,454
                                                                                --------
Total Repurchase Agreements (Identified Cost -- $4,908)                            4,908
----------------------------------------------------------------------------------------
Total Investments -- 99.8% (Identified Cost -- $136,496)                         136,978
Other Assets Less Liabilities -- 0.2%                                                210
                                                                                --------

NET ASSETS -- 100.0%                                                            $137,188
                                                                                ========


----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to
 7,991 Primary Class shares outstanding                                         $176,876
Accumulated net realized gain/(loss) on investments
 and foreign currency transactions                                               (40,170)
Unrealized appreciation/(depreciation) of investments
 and foreign currency translations                                                   482
                                                                                --------

NET ASSETS                                                                      $137,188
                                                                                ========

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                    $17.17
                                                                                ========
----------------------------------------------------------------------------------------

(A) Non-income producing.

See notes to financial statements.

Statement of Operations
For the Year Ended December 31, 2002
(Amounts in Thousands)

Legg Mason Focus Trust, Inc.

-----------------------------------------------------------------------------
Investment Income:

Dividends(A)                                       $  1,219
Interest                                                 48
                                                   --------
      Total income                                                  $  1,267

Expenses:

Investment advisory fee                                 801
Distribution and service fees                         1,144
Audit and legal fees                                     38
Custodian fee                                            68
Directors' fees and expenses                              8
Registration fees                                        29
Reports to shareholders                                  68
Transfer agent and shareholder servicing expense        146
Other expenses                                           49
                                                   --------
                                                      2,351
      Less fees waived                                 (178)
                                                   --------
      Total expenses, net of waivers                                   2,173
                                                                    --------
NET INVESTMENT INCOME/(LOSS)                                            (906)

Net Realized and Unrealized Gain/(Loss) on
  Investments:

Realized gain/(loss) on investments                 (14,833)
Change in unrealized appreciation/(depreciation)
  of investments                                      2,103
                                                   --------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS                                                        (12,730)
-----------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                      $(13,636)
-----------------------------------------------------------------------------

(A) Net of foreign taxes withheld of $35.

See notes to financial statements.

Statement of Changes in Net Assets
(Amounts in Thousands)

Legg Mason Focus Trust, Inc.

                                                       For the Years Ended
                                                          December 31,
                                                     -----------------------
                                                       2002           2001
----------------------------------------------------------------------------
Change in Net Assets:
Net investment income/(loss)                         $   (906)      $ (1,373)
Net realized gain/(loss) on investments               (14,833)        (9,780)
Change in unrealized appreciation/(depreciation) of
  investments                                           2,103            101
----------------------------------------------------------------------------
Change in net assets resulting from operations        (13,636)       (11,052)
Change in net assets from Fund share transactions      16,183        (25,189)
----------------------------------------------------------------------------
Change in net assets                                    2,547        (36,241)

Net Assets:
Beginning of year                                     134,641        170,882
----------------------------------------------------------------------------
End of year                                          $137,188       $134,641
----------------------------------------------------------------------------
Undistributed net investment income/(loss)           $     --       $     --
----------------------------------------------------------------------------

See notes to financial statements.

Financial Highlights
Legg Mason Focus Trust, Inc.

  Contained below is per share operating performance data for a Primary Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                        Years Ended December 31,
                                    -----------------------------------------------------------------
                                       2002        2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
 beginning of year                   $18.88       $20.21       $26.09       $22.00       $16.32
Investment operations:
 Net investment income/(loss)          (.11)(A)     (.19)(A)     (.26)(A)     (.15)(A)     (.06)(A)
 Net realized and unrealized
   gain/(loss) on investments         (1.60)       (1.14)       (5.62)        4.24         6.68
                                    -----------------------------------------------------------------
 Total from investment operations     (1.71)       (1.33)       (5.88)        4.09         6.62
                                    -----------------------------------------------------------------
Distributions:
 From net realized gain on
   investments                          --           --           --           --          (.94)
                                    -----------------------------------------------------------------
 Total distributions                    --           --           --           --          (.94)
                                    -----------------------------------------------------------------
Net asset value,
 end of year                         $17.17       $18.88       $20.21       $26.09       $22.00
                                    =================================================================

Ratios/supplemental data:
 Total return                         (9.06)%      (6.58)%     (22.54)%      18.59%       41.47%
 Expenses to average net assets        1.90%(A)     1.90%(A)     1.90%(A)     1.90%(A)     1.93%(A)
 Net investment income/(loss) to
   average net assets                  (.79)%(A)     (.93)%(A)   (.96)%(A)    (.91)%(A)    (.89)%(A)
 Portfolio turnover rate                 71%           63%         69%          14%          21%

 Net assets, end of year
   (in thousands)                    $137,188      $134,641    $170,882     $275,624      $47,089
-----------------------------------------------------------------------------------------------------

(A) Net of fees waived by LMFM pursuant to a voluntary expense limitation of 2.00% of average daily net assets through June 30, 1998, and 1.90% through April 30, 2003. If no fees had been waived by LMFM, the annualized ratio of expenses to average net assets would have been as follows: for the years ended December 31, 2002, 2.06%; 2001, 1.97%; 2000, 1.93%; 1999, 1.93%; and
    1998, 2.71%.

See notes to financial statements.

Notes To Financial Statements
Legg Mason Focus Trust, Inc.
(Amounts in Thousands)

--------------------------------------------------------------------------------

1. Significant Accounting Policies:

  The Legg Mason Focus Trust, Inc. ("Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified investment company.

  Focus Trust has two classes of shares: Primary Class and Institutional Class. The Institutional Class has not yet commenced operations.

  Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

  Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value under procedures established by and under the general supervision of the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At December 31, 2002, receivables for securities sold and payables for securities purchased for the Fund were:

Receivable for              Payable for
Securities Sold         Securities Purchased
--------------------------------------------
      $--                      $2,358

  For the year ended December 31, 2002, security transactions (excluding short-term investments) were as follows:

Purchases         Proceeds From Sales
-------------------------------------
 $92,214                $80,267

Foreign Currency Translation

  Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency

--------------------------------------------------------------------------------

exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

  The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the fund seeks to assert its rights. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually. Net capital gain distributions are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

2. Federal Income Taxes:

  No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gains to its shareholders. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

  No ordinary income dividends or capital gain distributions were paid during the years ended December 31, 2002 and 2001.

--------------------------------------------------------------------------------

  Pursuant to federal income tax regulations applicable to investment companies, the Fund has elected to treat net capital losses realized between November 1 and December 31 of each year ("post-October loss") as occurring on the first day of the following tax year. For the year ended December 31, 2002, realized capital and currency losses of $1,910 reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2003.

  The tax basis components of net assets at December 31, 2002, were as follows:

Unrealized appreciation                            $ 13,378
Unrealized depreciation                             (18,052)
                                                   --------
Net unrealized appreciation/(depreciation)           (4,674)
Capital loss carryforwards                          (33,104)
Post-October loss                                    (1,910)
Paid-in capital                                     176,876
                                                   --------
Net assets                                         $137,188
                                                   ========

  The Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of December 31, 2002, capital loss carryforwards were as follows:

         Expiration Date         Amount
         -------------------------------
           2007                  $ 9,931
           2008                    4,067
           2009                    4,421
           2010                   14,685

  For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2002, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income          $ 906
Paid-in capital                               (906)

  At December 31, 2002, the cost of investments for federal income tax purposes was $141,652.

3. Transactions With Affiliates:

  The Fund has an investment advisory and management agreement with Legg Mason Funds Management, Inc. ("LMFM"). Pursuant to its agreement, LMFM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of its average daily net assets.

--------------------------------------------------------------------------------

  LMFM has agreed to waive its fees in any month to the extent the Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month an annual rate of 1.90% of average daily net assets until April 30, 2003, as shown in the chart below:

                               Year Ended                    At
                            December 31, 2002         December 31, 2002
                            -----------------         -----------------
          Expense               Advisory                  Advisory
         Limitation            Fees Waived              Fees Payable
         --------------------------------------------------------------
            1.90%                 $178                       $63

  Legg Mason Fund Adviser, Inc. ("LMFA") serves as administrator to the Fund under an administrative services agreement with LMFM. For LMFA's services to the Fund, LMFM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, at a rate of 0.05% of the average daily net assets of the Fund. For the year ended December 31, 2002, LMFA received $57.

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as the Fund's distributor. Legg Mason receives an annual distribution fee and an annual service fee, computed daily and payable monthly as follows:

                                              At December 31, 2002
                                              --------------------
         Distribution         Service           Distribution and
             Fee                Fee           Service Fees Payable
         ---------------------------------------------------------
            0.75%              0.25%                  $121

  No brokerage commissions were paid by the Fund to Legg Mason or its affiliates during the year ended December 31, 2002. LM Fund Services, Inc., a registered transfer agent, has an agreement with the Fund's transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LM Fund Services, Inc. $46 for the year ended December 31, 2002.

  LMFM, LMFA, Legg Mason and LM Fund Services, Inc. are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

4. Line of Credit:

  The Fund, along with certain other Legg Mason Funds, participates in a $300 million line of credit ("Credit Agreement") to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. For the year ended December 31, 2002, the Fund had no borrowings under the Credit Agreement.

--------------------------------------------------------------------------------

5. Fund Share Transactions:

  At December 31, 2002, there were 100,000 shares authorized at $.001 par value for the Primary Class of the Fund. Share transactions were as follows:

                                      Sold            Repurchased          Net Change
                                ----------------   -----------------   ------------------
                                Shares   Amount    Shares    Amount    Shares    Amount
-----------------------------------------------------------------------------------------
Year Ended Dec. 31, 2002        3,822    $66,446   (2,963)  $(50,263)     859   $ 16,183
Year Ended Dec. 31, 2001        1,210     23,069   (2,531)   (48,258)  (1,321)   (25,189)

Report of Independent Accountants

To the Shareholders and Directors of
Legg Mason Focus Trust, Inc.:

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Focus Trust, Inc. (hereafter referred to as the "Fund") at December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 31, 2003

Special Meeting of Shareholders

  A Special Meeting of Shareholders of the Fund was held on October 30, 2002, at which the following actions were taken:

  Proposal 1: To elect a Board of Directors:

                                                      AFFIRMATIVE   WITHHELD
                                                      -----------   --------
    John F. Curley, Jr..............................     3,366        164
    Mark R. Fetting.................................     3,372        158
    Richard G. Gilmore..............................     3,365        165
    Arnold L. Lehman................................     3,365        165
    Robin J.W. Masters..............................     3,360        170
    Jill E. McGovern................................     3,365        165
    Arthur S. Mehlman...............................     2,805        725
    G. Peter O'Brien................................     3,371        159
    S. Ford Rowan...................................     3,371        159

  Proposal 2a: To modify the fundamental investment restriction on borrowing money:

    Affirmative.............................................    3,159
    Against.................................................      161
    Abstain.................................................      129
    Broker non-votes........................................       81

  Proposal 2b: To modify the fundamental investment restriction on underwriting securities:

    Affirmative.............................................    3,160
    Against.................................................      160
    Abstain.................................................      129
    Broker non-votes........................................       81

  Proposal 2c: To modify the fundamental investment restriction on lending:

    Affirmative.............................................    3,161
    Against.................................................      159
    Abstain.................................................      129
    Broker non-votes........................................       81

  Proposal 2d: To modify the fundamental investment restriction on issuing senior securities:

    Affirmative.............................................    3,161
    Against.................................................      159
    Abstain.................................................      129
    Broker non-votes........................................       81

  Proposal 2e: To modify the fundamental investment restriction on real estate investments:

    Affirmative.............................................    3,165
    Against.................................................      155
    Abstain.................................................      129
    Broker non-votes........................................       81

  Proposal 2f: To modify the investment restriction on investing in commodities:

    Affirmative.............................................    3,161
    Against.................................................      159
    Abstain.................................................      129
    Broker non-votes........................................       81

  Proposal 2g: To modify the fundamental investment restriction on industry concentration:

    Affirmative.............................................    3,161
    Against.................................................      159
    Abstain.................................................      129
    Broker non-votes........................................       81

  Proposal 2h: To remove the fundamental investment restriction on diversification:

    Affirmative.............................................    3,164
    Against.................................................      156
    Abstain.................................................      129
    Broker non-votes........................................       81

  Proposal 2j: To remove the fundamental investment restriction on short sales:

    Affirmative.............................................    3,155
    Against.................................................      165
    Abstain.................................................      129
    Broker non-votes........................................       81

  Proposal 2k: To remove the fundamental investment restriction on margin transactions:

    Affirmative.............................................    3,160
    Against.................................................      160
    Abstain.................................................      129
    Broker non-votes........................................       81

  Proposal 2l: To remove the fundamental investment restriction on investments in oil, gas and mineral programs:

    Affirmative.............................................    3,163
    Against.................................................      157
    Abstain.................................................      129
    Broker non-votes........................................       81

  Proposal 2m: To remove the fundamental investment restriction on investing for the purpose of exercising control:

    Affirmative.............................................    3,163
    Against.................................................      157
    Abstain.................................................      129
    Broker non-votes........................................       81

  Proposal 2o: To remove the fundamental investment restriction on investments in puts, calls, straddles and spreads:

    Affirmative.............................................    3,161
    Against.................................................      159
    Abstain.................................................      129
    Broker non-votes........................................       81

  Proposal 2p: To remove the fundamental investment restriction on investments in securities of issuers that have been in operation less than three years:

    Affirmative.............................................    3,157
    Against.................................................      163
    Abstain.................................................      129
    Broker non-votes........................................       81

  Proposal 2s: To remove the fundamental investment restriction on joint participation in securities trading accounts:

    Affirmative.............................................    3,164
    Against.................................................      156
    Abstain.................................................      129
    Broker non-votes........................................       81

  Proposal 3: To change the Fund's investment objective from fundamental to nonfundamental:

    Affirmative.............................................    3,059
    Against.................................................      213
    Abstain.................................................      177
    Broker non-votes........................................       81

  Proposal 4: To amend and restate the Articles of Incorporation:

    Affirmative.............................................    3,146
    Against.................................................      146
    Abstain.................................................      157
    Broker non-votes........................................       81

Directors and Officers

  The table below provides information about each of the Fund's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

 --------------------------------------------------------------------------------------------------------------
                                  TERM OF
                                  OFFICE
                                    AND
                   POSITION(S)    LENGTH          NUMBER OF            OTHER
                    HELD WITH     OF TIME        LEGG MASON        DIRECTORSHIPS     PRINCIPAL OCCUPATION(S)
   NAME AND AGE      FUND(S)     SERVED(A)     FUNDS OVERSEEN          HELD         DURING THE PAST FIVE YEARS
 --------------------------------------------------------------------------------------------------------------
 Curley, John F.,   Chairman     Since       Chairman and         None             Director and/or officer of
 Jr.(B)             and          1997        Director/Trustee of                   various Legg Mason
 Age 63             Director                 all Legg Mason                        affiliates. Formerly: Vice
                                             funds (consisting                     Chairman and Director of
                                             of 23 portfolios).                    Legg Mason, Inc. and Legg
                                                                                   Mason Wood Walker,
                                                                                   Incorporated. Formerly:
                                                                                   Director of Legg Mason Fund
                                                                                   Adviser, Inc. and Western
                                                                                   Asset Management Company
                                                                                   (each a registered
                                                                                   investment adviser).
 --------------------------------------------------------------------------------------------------------------
 Fetting, Mark      President    President   President and        Director of the  Executive Vice President of
 R.(C)              and          since       Director/Trustee of  Royce Family of  Legg Mason, Inc.; Director
 Age 48             Director     2001;       all Legg Mason       Funds            and/or officer of various
                                 Director    funds (consisting    (consisting of   Legg Mason affiliates since
                                 since       of 23 portfolios).   17 portfolios).  2000. Formerly: Division
                                 2002                                              President and Senior Officer
                                                                                   of Prudential Financial
                                                                                   Group, Inc. and related
                                                                                   companies, including fund
                                                                                   boards and consulting
                                                                                   services to subsidiary
                                                                                   companies (1991-2000);
                                                                                   Partner, Greenwich
                                                                                   Associates; Vice President,
                                                                                   T. Rowe Price Group, Inc.
 --------------------------------------------------------------------------------------------------------------
 Gilmore, Richard   Director     Since       Director/Trustee of  None             Retired. Trustee of Pacor
 G.                              1997        all Legg Mason                        Settlement Trust, Inc.
 Age 75                                      funds (consisting                     Formerly: Director of CSS
                                             of 23 portfolios).                    Industries, Inc.
                                                                                   (diversified holding company
                                                                                   that makes seasonal
                                                                                   decorative products); Senior
                                                                                   Vice President, Chief
                                                                                   Financial Officer and
                                                                                   Director of PECO Energy Co.,
                                                                                   Inc. (now Exelon
                                                                                   Corporation).
 --------------------------------------------------------------------------------------------------------------
 Lehman, Arnold     Director     Since       Director/Trustee of  None             Director of The Brooklyn
 L.                              1997        all Legg Mason                        Museum of Art since 1997.
 Age 58                                      funds (consisting                     Formerly: Director of The
                                             of 23 portfolios).                    Baltimore Museum of Art
                                                                                   (1979-1997).
 --------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------------
                                  TERM OF
                                  OFFICE
                                    AND
                   POSITION(S)    LENGTH          NUMBER OF            OTHER
                    HELD WITH     OF TIME        LEGG MASON        DIRECTORSHIPS     PRINCIPAL OCCUPATION(S)
   NAME AND AGE      FUND(S)     SERVED(A)     FUNDS OVERSEEN          HELD         DURING THE PAST FIVE YEARS
 --------------------------------------------------------------------------------------------------------------
 Masters, Robin     Director     Since       Director/Trustee of  None             Retired. Director of The
 J.W.                            2002        all Legg Mason                        Family Learning Centre (non-
 Age 46                                      funds (consisting                     profit); and Bermuda
                                             of 23 portfolios).                    SMARTRISK (non-profit) since
                                                                                   2001. Formerly: Chief
                                                                                   Investment Officer of ACE
                                                                                   Limited (insurance).
 --------------------------------------------------------------------------------------------------------------
 McGovern, Jill     Director     Since       Director/Trustee of  None             Chief Executive Officer of
 E.                              1997        all Legg Mason                        The Marrow Foundation since
 Age 58                                      funds (consisting                     1993. Formerly: Executive
                                             of 23 portfolios).                    Director of the Baltimore
                                                                                   International Festival
                                                                                   (1991-1993); Senior
                                                                                   Assistant to the President
                                                                                   of The Johns Hopkins
                                                                                   University (1986-1990).
 --------------------------------------------------------------------------------------------------------------
 Mehlman, Arthur    Director     Since       Director/Trustee of  None             Retired. Director of
 S.                              2002        all Legg Mason                        Maryland Business Roundtable
 Age 60                                      funds (consisting                     for Education (non-profit);
                                             of 23 portfolios).                    University of Maryland
                                                                                   College Park Foundation
                                                                                   (non-profit) since 1998.
                                                                                   Formerly: Partner, KPMG LLP
                                                                                   (international accounting
                                                                                   firm).
 --------------------------------------------------------------------------------------------------------------
 O'Brien, G.        Director     Since       Director/Trustee of  Director of the  Trustee of Colgate
 Peter                           1999        all Legg Mason       Royce Family of  University and President of
 Age 57                                      funds (consisting    Funds            Hill House, Inc.
                                             of 23 portfolios).   (consisting of   (residential home care).
                                                                  17 portfolios);  Formerly: Managing Director,
                                                                  Director of      Equity Capital Markets Group
                                                                  Renaissance      of Merrill Lynch & Co.
                                                                  Capital          (1971- 1999).
                                                                  Greenwich
                                                                  Funds.
 --------------------------------------------------------------------------------------------------------------
 Rowan, S. Ford     Director     Since       Director/Trustee of  None             Consultant, Rowan & Blewitt
 Age 59                          2002        all Legg Mason                        Inc. (management
                                             funds (consisting                     consulting); Adjunct
                                             of 23 portfolios).                    Professor, George Washington
                                                                                   University since 2000;
                                                                                   Director of Santa Fe
                                                                                   Institute (scientific
                                                                                   research institute) since
                                                                                   1999; and Annapolis Center
                                                                                   for Science-Based Public
                                                                                   Policy since 1995.
 --------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------------
                                  TERM OF
                                  OFFICE
                                    AND
                   POSITION(S)    LENGTH          NUMBER OF            OTHER
                    HELD WITH     OF TIME        LEGG MASON        DIRECTORSHIPS     PRINCIPAL OCCUPATION(S)
   NAME AND AGE      FUND(S)     SERVED(A)     FUNDS OVERSEEN          HELD         DURING THE PAST FIVE YEARS
 --------------------------------------------------------------------------------------------------------------
 Duffy, Marc        Vice         Since       Vice President and   None             Vice President and Secretary
 R.(D)              President    2000        Secretary of all                      of Legg Mason Fund Adviser,
 Age 45             and                      Legg Mason funds                      Inc. since 2000; Associate
                    Secretary                (consisting of 23                     General Counsel of Legg
                                             portfolios).                          Mason Wood Walker,
                                                                                   Incorporated since 1999.
                                                                                   Formerly: Senior Associate,
                                                                                   Kirkpatrick & Lockhart LLP
                                                                                   (1996-1999); Senior Counsel,
                                                                                   Securities and Exchange
                                                                                   Commission, Division of
                                                                                   Investment Management
                                                                                   (1989-1995).
 --------------------------------------------------------------------------------------------------------------
 Karpinski, Marie   Vice         Since       Vice President and   None             Vice President and Treasurer
 K.(D)              President    1997        Treasurer of all                      of Legg Mason Fund Adviser,
 Age 54             and                      Legg Mason funds                      Inc. and Western Asset
                    Treasurer                (consisting of 23                     Funds, Inc.; Treasurer of
                                             portfolios).                          Pacific American Income
                                                                                   Shares, Inc. and Western
                                                                                   Asset Premier Bond Fund.
 --------------------------------------------------------------------------------------------------------------

(A) Directors of the Fund serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Fund serve one-year terms, subject to annual reappointment by the Board of Directors.

(B) Mr. Curley is considered to be an interested person (as defined in the 1940
    Act) of the Fund by virtue of being an employee of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Fund.

(C) Mr. Fetting is considered to be an interested person (as defined in the 1940
    Act) of the Fund by virtue of being an employee of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Fund.

(D) Officers of the Fund are interested persons (as defined in the 1940 Act).

               ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS
            AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL
             INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY
                            CALLING 1-800-822-5544.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

EQUITY FUNDS:                               SPECIALTY FUNDS:
Value Trust                                 Balanced Trust
Special Investment Trust                    Financial Services Fund
American Leading Companies Trust            Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

GLOBAL FUNDS:                               TAXABLE BOND FUNDS:
Global Income Trust                         U.S. Government Intermediate-Term Portfolio
Europe Fund                                 Investment Grade Income Portfolio
International Equity Trust                  High Yield Portfolio
Emerging Markets Trust

TAX-FREE BOND FUNDS:                        MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust     U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust              Cash Reserve Trust
Pennsylvania Tax-Free Income Trust          Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.




                                                         [LEGG MASON FUNDS LOGO]

                     Investment Adviser
                        Legg Mason Funds Management, Inc.
                        Baltimore, MD

                     Board of Directors
                        John F. Curley, Jr., Chairman
                        Mark R. Fetting, President
                        Richard G. Gilmore
                        Arnold L. Lehman
                        Robin J.W. Masters
                        Dr. Jill E. McGovern
                        Arthur S. Mehlman
                        G. Peter O'Brien
                        S. Ford Rowan

                     Transfer and Shareholder Servicing Agent
                        Boston Financial Data Services
                        Braintree, MA

                     Custodian
                        State Street Bank & Trust Company
                        Boston, MA

                     Counsel
                        Kirkpatrick & Lockhart LLP
                        Washington, DC

                     Independent Accountants
                        PricewaterhouseCoopers LLP
                        Baltimore, MD

This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

LMF-222
2/03